For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES SECOND QUARTER RESULTS

Strong Quarter For Acxiom Audience Operating System®
Tightens Full Year Guidance

LITTLE ROCK, Ark. – November 3, 2014 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service Company, today announced financial results for its second quarter ended September 30, 2014.

Second Quarter Financial Highlights

Total revenue was down 3 percent compared to the second quarter of fiscal 2014 as a result of expected IT Infrastructure Management declines.

·	Marketing and Data Services revenue was $204 million, up 2 percent compared to the second quarter of fiscal 2014.
·	IT Infrastructure Management revenue was down approximately 17 percent compared to the same period a year ago.
·	AOS® revenue, which includes LiveRamp, was approximately $15 million in the quarter.
·	Gross media spend through the Audience Operating System was approximately $37 million, up 32 percent compared to the first quarter of fiscal 2015.

GAAP operating income and diluted earnings per share were down due to expenses associated with business separation and transformation activities, non-cash compensation and acquired intangible asset amortization, as well as declines in IT Infrastructure Management.

·
Net loss per diluted share from continuing operations was $0.02 compared to earnings per share of $0.12 a year ago. Unusual items, non-cash compensation and intangible asset amortization impacted GAAP earnings per share by $0.20 in the quarter. Unusual items included expenses associated with the Company’s restructuring activities, separation and transformation initiatives and LiveRamp acquisition costs.

·
Operating cash flow from continuing operations was $132 million for the trailing twelve months, down 22 percent compared to the same period a year ago. Free cash flow to equity was $33 million for the trailing twelve-month period compared to $69 million for the comparable period. The decline was primarily due to cash restructuring and business transformation expenses.

Non-GAAP operating income and diluted earnings per share were down as a result of the declines in the IT Infrastructure Management business.

·	Non-GAAP diluted earnings per share were $0.18 compared to $0.23 a year ago.
·	Non-GAAP operating income was $25 million, down from $32 million for the same period last year.
·	Non-GAAP Marketing and Data Services operating margin improved to 10% from 9% a year ago.

Our non-GAAP results exclude unusual items, non-cash compensation and acquired intangible asset amortization. A reconciliation between GAAP and non-GAAP results is attached to this release.

The Company tightens its full year revenue and earnings per share guidance.

“While we remain hard at work rebuilding our U.S. Marketing and Data Services pipeline, we are excited that AOS adoption continues to accelerate,” said Acxiom CEO Scott Howe. “The second quarter was our best quarter to date. We signed 15 new AOS agreements during the quarter and gross media spend through the platform was up over 30 percent sequentially. With the addition of LiveRamp, our partner network expanded substantially. Advertisers can now connect their data to over 120 marketing applications.”

Second Quarter Business Highlights

·
Acxiom signed several Marketing and Data Services agreements during the quarter including new database contracts with Duke Energy, Dennis Publishing and TD Bank Group, as well as renewals with a top three credit card issuer and a leading insurance agency.

·	The Company signed 15 new AOS agreements during the quarter with several industry-leading companies including AT&T Inc., Toyota Motor Company, a global retailer and two major credit card issuers.

·
Acxiom inked three new agency partnerships during the second quarter. The Company signed a European-wide partnership with Starcom Mediavest Group, the number one ranked global media network. Acxiom also struck partnerships with Hakuhodo Inc., Japan’s second largest advertising agency, and DMG Solutions, a leading multicultural marketing solutions provider.

·
The Company signed a strategic partnership with Weibo Corporation, China’s leading social media platform. As part of the relationship, Weibo will leverage AOS to deliver greater digital marketing efficiency to its advertisers in a privacy-compliant and secure fashion.

·
Acxiom repurchased approximately 529,000 shares for $9.9 million during the quarter. Since inception of the share repurchase program in August 2011, the Company has repurchased 12.9 million shares, or approximately 16 percent of the outstanding common stock, for $202 million.

Financial Outlook

Our guidance includes the impact of the LiveRamp acquisition but excludes the impact of unusual items, non-cash compensation and acquired intangible asset amortization. Acxiom’s estimates for fiscal 2015 are as follows:

·
We now expect revenue from continuing operations for the fiscal year to be down roughly four percent compared to fiscal year 2014. The decline in revenue is primarily due to the impact of lost IT Infrastructure Management customers and the exit of our analog paper survey business in Europe.

·	We now expect earnings per diluted share to be in the range of $0.73 to $0.78.

Conference Call

Acxiom will hold a conference call at 3:30 p.m. CT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service Company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the LiveRamp transaction may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2014, which was filed with the Securities and Exchange Commission on May 28, 2014.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	September 30,
			$	%
	2014	2013	Variance	Variance

Revenue:
Marketing and data services	204,248	200,952	3,296	1.6%
IT Infrastructure management services	55,789	66,825	(11,036)	(16.5%)
Total revenue	260,037	267,777	(7,740)	(2.9%)

Operating costs and expenses:
Cost of revenue	205,318	199,107	6,211	3.1%
Selling, general and administrative	50,483	42,859	7,624	17.8%
Gains, losses and other items, net	929	6,584	(5,655)	(85.9%)

Total operating costs and expenses	256,730	248,550	8,180	3.3%

Income from operations	3,307	19,227	(15,920)	(82.8%)
% Margin	1.3%	7.2%
Other income (expense):
Interest expense	(2,395)	(2,980)	585	19.6%
Other, net	(115)	(350)	235	(67.1%)

Total other income (expense)	(2,510)	(3,330)	820	24.6%

Earnings from continuing operations before income taxes	797	15,897	(15,100)	(95.0%)

Income taxes	2,293	6,459	(4,166)	(64.5%)

Net earnings (loss) from continuing operations	(1,496)	9,438	(10,934)	(115.9%)

Earnings from discontinued operations, net of tax	(48)	426	(474)	(111.3%)

Net earnings (loss)	(1,544)	9,864	(11,408)	(115.7%)

Less: Net earnings attributable to noncontrolling interest	-	25	(25)	100.0%

Net earnings (loss) attributable to Acxiom	(1,544)	9,839	(11,383)	(115.7%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.02)	0.13	(0.15)	(115.4%)
Earnings (loss) from discontinued operations	-	0.01	(0.01)	0.0%
Net earnings (loss)	(0.02)	0.13	(0.15)	(115.4%)

Net earnings (loss) attributable to Acxiom stockholders	(0.02)	0.13	(0.15)	(115.4%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.02)	0.12	(0.14)	(116.7%)
Earnings (loss) from discontinued operations	-	0.01	(0.01)	0.0%
Net earnings (loss)	(0.02)	0.13	(0.15)	(115.4%)

Net earnings (loss) attributable to Acxiom stockholders	(0.02)	0.13	(0.15)	(115.4%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Six Months Ended
	September 30,
			$	%
	2014	2013	Variance	Variance

Revenue:
Marketing and data services	390,931	388,745	2,186	0.6%
IT Infrastructure management services	111,321	136,210	(24,889)	(18.3%)
Total revenue	502,252	524,955	(22,703)	(4.3%)

Operating costs and expenses:
Cost of revenue	397,621	395,212	2,409	0.6%
Selling, general and administrative	97,421	80,474	16,947	21.1%
Gains, losses and other items, net	8,381	6,584	1,797	27.3%

Total operating costs and expenses	503,423	482,270	21,153	4.4%

Income (loss) from operations	(1,171)	42,685	(43,856)	(102.7%)
% Margin	-0.2%	8.1%
Other income (expense):
Interest expense	(4,966)	(5,999)	1,033	17.2%
Other, net	(528)	(246)	(282)	(114.6%)

Total other income (expense)	(5,494)	(6,245)	751	12.0%

Earnings (loss) from continuing operations before income taxes	(6,665)	36,440	(43,105)	(118.3%)

Income taxes	903	14,499	(13,596)	(93.8%)

Net earnings (loss) from continuing operations	(7,568)	21,941	(29,509)	(134.5%)

Earnings (loss) from discontinued operations, net of tax	(1,580)	1,018	(2,598)	(255.2%)

Net earnings (loss)	(9,148)	22,959	(32,107)	(139.8%)

Less: Net loss attributable to noncontrolling interest	-	(60)	60	100.0%

Net earnings (loss) attributable to Acxiom	(9,148)	23,019	(32,167)	(139.7%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.10)	0.30	(0.40)	(133.3%)
Earnings (loss) from discontinued operations	(0.02)	0.01	(0.03)	(300.0%)
Net earnings (loss)	(0.12)	0.31	(0.43)	(138.7%)

Net earnings (loss) attributable to Acxiom stockholders	(0.12)	0.31	(0.43)	(138.7%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.10)	0.29	(0.39)	(134.5%)
Earnings (loss) from discontinued operations	(0.02)	0.01	(0.03)	(300.0%)
Net earnings (loss)	(0.12)	0.30	(0.42)	(140.0%)

Net earnings (loss) attributable to Acxiom stockholders	(0.12)	0.30	(0.42)	(140.0%)

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Earnings (loss) from continuing operations before income taxes	797	15,897	(6,665)	36,440

Income taxes	2,293	6,459	903	14,499

Net earnings (loss) from continuing operations	(1,496)	9,438	(7,568)	21,941

Earnings (loss) from discontinued operations, net of tax	(48)	426	(1,580)	1,018

Net earnings (loss)	(1,544)	9,864	(9,148)	22,959

Less: Net earnings (loss) attributable to noncontrolling interest	-	25	-	(60)

Net earnings (loss) attributable to Acxiom	(1,544)	9,839	(9,148)	23,019

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	(0.02)	0.13	(0.12)	0.31

Diluted	(0.02)	0.13	(0.12)	0.30

Unusual items:

Legal settlement accruals	-	3,200	-	3,200
Purchased intangible asset amortization	3,802	96	3,884	210
Live Ramp acquisition costs	40	-	820	-
Non-cash stock compensation	7,867	3,708	11,956	6,889
Restructuring charges and other adjustments	889	3,384	7,561	3,384
Separation and transformation costs	9,291	2,186	21,328	2,186

Total unusual items, continuing operations	21,889	12,574	45,549	15,869

Earnings from continuing operations before income taxes
and excluding unusual items	22,686	28,471	38,884	52,309

Income taxes	8,734	11,246	14,970	20,348

Non-GAAP earnings from continuing operations	13,952	17,225	23,914	31,961

Earnings from discontinued operations, net of tax	-	-	-	-

Non-GAAP net earnings	13,952	17,225	23,914	31,961

Less: Net loss attributable to noncontrolling interest	-	25	-	60

Non-GAAP Net earnings attributable to Acxiom	13,952	17,200	23,914	31,901

Non-GAAP earnings per share attributable to Acxiom stockholders:

Basic	0.18	0.23	0.31	0.43

Diluted	0.18	0.23	0.31	0.42

Basic weighted average shares	77,123	73,778	76,978	73,728

Diluted weighted average shares	78,307	76,036	78,324	75,764

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Income (loss) from operations	3,307	19,227	(1,171)	42,685

Unusual items	21,889	12,574	45,549	15,869

Income (loss) from operations before unusual items	25,196	31,801	44,378	58,554

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	September 30,	September 30,
	2014	2013

Basic earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(1,496)	9,438
Denominator - weighted-average shares outstanding	77,123	73,778
Basic earnings (loss) per share	(0.02)	0.13

Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(1,544)	9,839
Denominator - weighted-average shares outstanding	77,123	73,778
Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.02)	0.13

Diluted earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(1,496)	9,438

Denominator - weighted-average shares outstanding	77,123	73,778
Dilutive effect of common stock options, warrants and restricted stock	-	2,258
	77,123	76,036

Diluted earnings (loss) per share from continuing operations	(0.02)	0.12

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(1,544)	9,839

Denominator - weighted-average shares outstanding	77,123	73,778
Dilutive effect of common stock options, warrants, and restricted stock	-	2,258
	77,123	76,036

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.02)	0.13

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Six Months Ended

	September 30,	September 30,
	2014	2013

Basic earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(7,568)	21,941
Denominator - weighted-average shares outstanding	76,978	73,728
Basic earnings (loss) per share	(0.10)	0.30

Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(9,148)	23,019
Denominator - weighted-average shares outstanding	76,978	73,728
Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.12)	0.31

Diluted earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(7,568)	21,941

Denominator - weighted-average shares outstanding	76,978	73,728
Dilutive effect of common stock options, warrants and restricted stock	-	2,036
	76,978	75,764

Diluted earnings (loss) per share from continuing operations	(0.10)	0.29

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(9,148)	23,019

Denominator - weighted-average shares outstanding	76,978	73,728
Dilutive effect of common stock options, warrants, and restricted stock	-	2,036
	76,978	75,764

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.12)	0.30

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,	September 30,
Revenue:	2014	2013

Marketing and data services	204,248	200,952
IT Infrastructure management services	55,789	66,825

Total revenue	260,037	267,777

Income from continuing operations:

Marketing and data services	9,397	16,030
IT Infrastructure management services	4,130	11,967
Corporate	(10,220)	(8,770)

Total income (loss) from continuing operations	3,307	19,227

Margin:

Marketing and data services	4.6%	8.0%
IT Infrastructure management services	7.4%	17.9%

Total margin	1.3%	7.2%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,	September 30,
Revenue:	2014	2013

Marketing and data services	390,931	388,745
IT Infrastructure management services	111,321	136,210

Total revenue	502,252	524,955

Income from continuing operations:

Marketing and data services	19,669	28,727
IT Infrastructure management services	8,869	22,728
Corporate	(29,709)	(8,770)

Total income (loss) from continuing operations	(1,171)	42,685

Margin:

Marketing and data services	5.0%	7.4%
IT Infrastructure management services	8.0%	16.7%

Total margin	-0.2%	8.1%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Marketing and data services income from operations	9,397	16,030	19,669	28,727

Unusual items:

Purchased intangible asset amortization	3,802	96	3,884	210
Non-cash stock compensation	7,285	2,825	10,369	5,250

Marketing and data services income
from operations before unusual items	20,484	18,951	33,922	34,187

Margin	10.0%	9.4%	8.7%	8.8%

IT infrastructure management services income
from operations	4,130	11,967	8,869	22,728

Unusual items:

Purchased intangible asset amortization	-	-	-	-
Non-cash stock compensation	582	883	1,587	1,639

IT infrastructure management services income
from operations before unusual items	4,712	12,850	10,456	24,367

Margin	8.4%	19.2%	9.4%	17.9%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	September 30,	March 31,	$	%
	2014	2014	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	109,810	418,586	(308,776)	(73.8%)
Trade accounts receivable, net	156,500	160,718	(4,218)	(2.6%)
Deferred income taxes	18,090	12,870	5,220	40.6%
Refundable income taxes	5,128	11,535	(6,407)	(55.5%)
Restricted cash held in escrow	31,000	-	31,000	100.0%
Other current assets	57,373	54,484	2,889	5.3%
Assets of discontinued operations	952	7,332	(6,380)	(87.0%)

Total current assets	378,853	665,525	(286,672)	(43.1%)

Property and equipment	859,574	852,236	7,338	0.9%
Less - accumulated depreciation and amortization	637,764	635,330	2,434	0.4%

Property and equipment, net	221,810	216,906	4,904	2.3%

Software, net of accumulated amortization	79,768	39,425	40,343	102.3%
Goodwill	573,468	358,384	215,084	60.0%
Purchased software licenses, net of accumulated amortization	16,114	18,584	(2,470)	(13.3%)
Other assets, net	45,215	24,477	20,738	84.7%

	1,315,228	1,323,301	(8,073)	(0.6%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	34,118	28,567	5,551	19.4%
Trade accounts payable	50,112	36,179	13,933	38.5%
Accrued payroll and related expenses	31,956	62,182	(30,226)	(48.6%)
Other accrued expenses	67,229	70,412	(3,183)	(4.5%)
Acquisition escrow payable	31,000	-	31,000	(100.0%)
Deferred revenue	35,678	47,638	(11,960)	(25.1%)
Income taxes	-	241	(241)	(100.0%)
Liabilities of discontinued operations	1,671	4,250	(2,579)	(60.7%)

Total current liabilities	251,764	249,469	2,295	0.9%

Long-term debt	270,869	289,043	(18,174)	(6.3%)

Deferred income taxes	101,424	90,226	11,198	12.4%

Other liabilities	12,689	11,706	983	8.4%

Stockholders' equity:
Common stock	12,707	12,584	123	1.0%
Additional paid-in capital	1,005,443	981,985	23,458	2.4%
Retained earnings	593,681	602,829	(9,148)	(1.5%)
Accumulated other comprehensive income	11,856	13,662	(1,806)	(13.2%)
Treasury stock, at cost	(945,205)	(928,203)	(17,002)	(1.8%)
Total stockholders' equity	678,482	682,857	(4,375)	(0.6%)

	1,315,228	1,323,301	(8,073)	(0.6%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,

	2014	2013

Cash flows from operating activities:
Net earnings (loss)	(1,544)	9,864
Earnings from discontinued operations, net of tax	48	(426)
Non-cash operating activities:
Depreciation and amortization	28,162	25,193
Deferred income taxes	(4,179)	60
Non-cash stock compensation expense	7,867	3,708
Changes in operating assets and liabilities:
Accounts receivable	(3,874)	(7,058)
Other assets	744	(736)
Accounts payable and other liabilities	4,480	8,952
Deferred revenue	(5,912)	2,698
Net cash provided by operating activities	25,792	42,255
Cash flows from investing activities:
Capitalized software	(5,608)	(7,660)
Capital expenditures	(19,396)	(9,130)
Data acquisition costs	(468)	(913)
Net cash paid in acquisitions	(265,672)	-
Net cash provided (used) by investing activities	(291,144)	(17,703)
Cash flows from financing activities:
Payments of debt	(5,356)	(4,343)
Sale of common stock, net of stock acquired for withholding taxes	(1,813)	12,804
Acquisition of treasury stock	(9,868)	(22,698)
Net cash used by financing activities	(17,037)	(14,237)
Cash flows from discontinued operations:
From operating activities	82	(1,734)
From investing activities	-	(139)
Net cash provided by discontinued operations	82	(1,873)
Effect of exchange rate changes on cash	(801)	544

Net change in cash and cash equivalents	(283,108)	8,986
Cash and cash equivalents at beginning of period	392,918	207,630
Cash and cash equivalents at end of period	109,810	216,616

Supplemental cash flow information:
Cash paid during the period for:
Interest	2,516	2,975
Income taxes	59	9,924
Payments on capital leases and installment payment arrangements	1,084	2,339
Other debt payments, excluding line of credit	4,272	2,004

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,

	2014	2013

Cash flows from operating activities:
Net earnings (loss)	(9,148)	22,959
Loss (earnings) from discontinued operations, net of tax	1,580	(1,018)
Non-cash operating activities:
Depreciation and amortization	55,686	50,241
Deferred income taxes	(6,022)	(528)
Non-cash stock compensation expense	11,956	6,889
Changes in operating assets and liabilities:
Accounts receivable	8,608	(4,842)
Other assets	3,480	7
Deferred costs	(1,383)	-
Accounts payable and other liabilities	(24,542)	(18,874)
Deferred revenue	(12,556)	3,929
Net cash provided by operating activities	27,659	58,763
Cash flows from investing activities:
Capitalized software	(10,577)	(13,614)
Capital expenditures	(38,397)	(18,042)
Data acquisition costs	(1,103)	(2,874)
Net cash paid in acquisitions	(265,672)	-
Net cash provided (used) by investing activities	(315,749)	(34,530)
Cash flows from financing activities:
Payments of debt	(10,858)	(9,233)
Sale of common stock, net of stock acquired for withholding taxes	(2,487)	18,559
Acquisition of treasury stock	(9,868)	(38,837)
Net cash used by financing activities	(23,213)	(29,511)
Cash flows from discontinued operations:
From operating activities	69	(1,393)
From investing activities	2,927	(147)
Net cash provided by discontinued operations	2,996	(1,540)
Effect of exchange rate changes on cash	(469)	460

Net change in cash and cash equivalents	(308,776)	(6,358)
Cash and cash equivalents at beginning of period	418,586	430,604
Cash and cash equivalents at end of period	109,810	424,246

Supplemental cash flow information:
Cash paid during the period for:
Interest	5,391	5,986
Income taxes	356	11,008
Payments on capital leases and installment payment arrangements	2,319	5,239
Other debt payments, excluding line of credit	8,539	3,994

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	YTD FY2015	TTM 9/30/13	TTM 9/30/14

Net cash provided by operating activities - continuing operations	16,508	42,255	63,791	40,687	163,241	1,867	25,792	27,659	168,694	132,137
Net cash provided by operating activities - discontinued operations	341	(1,734)	(19)	3,147	1,735	(13)	82	69	1,440	3,197

Less:
Payments for investments	-	-	3,633	190	3,823	-	-	-	-	3,823
Capitalized software	(5,954)	(7,660)	(5,495)	(5,408)	(24,517)	(4,969)	(5,608)	(10,577)	(25,746)	(21,480)
Capital expenditures	(8,912)	(9,130)	(6,681)	(14,409)	(39,132)	(19,001)	(19,396)	(38,397)	(44,553)	(59,487)
Data acquisition costs	(1,961)	(913)	(1,786)	(3,085)	(7,745)	(635)	(468)	(1,103)	(7,746)	(5,974)
Discontinued operations investing activities	(8)	(139)	(19)	-	(166)	2,927	-	2,927	(411)	2,908
Payments on capital leases and installment payment arrangements	(2,900)	(2,339)	(1,675)	(1,465)	(8,379)	(1,235)	(1,084)	(2,319)	(14,317)	(5,459)
Other required debt payments	(1,990)	(2,004)	(4,259)	(4,263)	(12,516)	(4,267)	(4,272)	(8,539)	(8,249)	(17,061)

Total	(4,876)	18,336	47,490	15,394	76,344	(25,326)	(4,954)	(30,280)	69,112	32,604

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q2 FY15 to Q2 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	YTD FY2015%		$
Revenue:
Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	390,931	1.6%	3,296
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	111,321	-16.5%	(11,036)
Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	502,252	-2.9%	(7,740)

Operating costs and expenses:
Cost of revenue	196,105	199,107	201,430	198,920	795,562	192,303	205,318	397,621	3.1%	6,211
Selling, general and administrative	37,615	42,859	43,383	45,519	169,376	46,938	50,483	97,421	17.8%	7,624
Impairment of goodwill and other	-	-	-	24,953	24,953	-	-	0	0.0%	-
Gains, losses and other items, net	-	6,584	4,657	10,673	21,914	7,452	929	8,381	-85.9%	(5,655)

Total operating costs and expenses	233,720	248,550	249,470	280,065	1,011,805	246,693	256,730	503,423	3.3%	8,180

Income (loss) from operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	(1,171)	-82.8%	(15,920)
% Margin	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	-0.2%
Other expense
Interest expense	(3,019)	(2,980)	(3,114)	(2,558)	(11,671)	(2,571)	(2,395)	(4,966)	19.6%	585
Other, net	104	(350)	1,484	579	1,817	(413)	(115)	(528)	67.1%	235
Total other expense	(2,915)	(3,330)	(1,630)	(1,979)	(9,854)	(2,984)	(2,510)	(5,494)	-24.6%	820

Earnings (loss) from continuing operations before income taxes	20,543	15,897	17,661	(13,482)	40,619	(7,462)	797	(6,665)	-95.0%	(15,100)
Income taxes	8,040	6,459	3,083	12,045	29,627	(1,390)	2,293	903	-64.5%	(4,166)

Net earnings (loss) from continuing operations	12,503	9,438	14,578	(25,527)	10,992	(6,072)	(1,496)	(7,568)	-115.9%	(10,934)

Earnings (loss) from discontinued operations, net of tax	592	426	489	(3,696)	(2,189)	(1,532)	(48)	(1,580)	-111.3%	(474)

Net earnings (loss)	13,095	9,864	15,067	(29,223)	8,803	(7,604)	(1,544)	(9,148)	-115.7%	(11,408)

Less: Net gain (loss) attributable
to noncontrolling interest	(85)	25	-	-	(60)	-	-	-	-100.0%	(25)

Net earnings (loss) attributable to Acxiom	13,180	9,839	15,067	(29,223)	8,863	(7,604)	(1,544)	(9,148)	-115.7%	(11,383)

Diluted earnings (loss) per share - net earnings (loss) attributable
to Acxiom stockholders	0.17	0.13	0.19	(0.38)	0.12	(0.10)	(0.02)	(0.12)	-115.4%	(0.15)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
									Q2 FY15 to Q2 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	YTD FY2015%		$

Revenue:

Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	390,931	2%	3,296
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	111,321	-17%	(11,036)

Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	502,252	-3%	(7,740)

Income from continuing operations:

Marketing and data services	12,697	16,030	22,529	27,244	78,500	10,272	9,397	19,669	-41%	(6,633)
IT Infrastructure management services	10,761	11,967	6,316	3,803	32,847	4,739	4,130	8,869	-65%	(7,837)
Corporate	-	(8,770)	(9,554)	(42,550)	(60,874)	(19,489)	(10,220)	(29,709)	17%	(1,450)

Total income (loss) from continuing operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	(1,171)	-83%	(15,920)

Margin:

Marketing and data services	6.8%	8.0%	10.9%	13.0%	9.7%	5.5%	4.6%	5.0%
IT Infrastructure management services	15.5%	17.9%	10.2%	6.5%	12.8%	8.5%	7.4%	8.0%

Total	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	-0.2%